January 21, 2005

DREYFUS PREMIER VALUE EQUITY FUNDS -DREYFUS PREMIER VALUE FUND Supplement to Prospectus dated March 1, 2004

At a meeting of the Board of Trustees of Dreyfus Premier Value Equity Funds, on behalf of Dreyfus Premier Value Fund (the “Fund”), held on January 21, 2005, the Board decided that the proposed reorganization of the Fund described in the supplement dated December 9, 2004 to the Fund’s Prospectus dated March 1, 2004 is inadvisable at this time and, therefore, will not be presented for shareholder vote. The Fund will continue to operate as it currently does.